Exhibit 10.1

HARVEST NATURAL RESOURCES, INC.

11.0% Senior Notes due 2014

and

Warrants to Purchase Shares of Common Stock

SECURITIES PURCHASE AGREEMENT

Dated as of October 11, 2012

i

4.1	Purchase for Own Account	19
4.2	Accredited Investor	19
4.3	Authorization	20
4.4	Securities Restricted	20
4.5	ERISA	20
4.6	Fairness	21
4.7	Placement Agents and Counsel	21

SECTION 5. REGISTRATION RIGHTS		21

5.1	Registration	21
5.2	Expenses	22
5.3	Registration Procedures	22
5.4	Indemnification	24
5.5	Certain Obligations of Holders	26
5.6	Rule 144	27

SECTION 6. DEFINITIONS		27

6.1	Definitions	27
6.2	Rules of Construction	34

SECTION 7. MISCELLANEOUS		35

7.1	Amendments and Waivers	35
7.2	Notices	35
7.3	Successors and Assigns	36
7.4	Counterparts	36
7.5	Headings	36
7.6	Governing Law; Submission to Jurisdiction	36
7.7	Entire Agreement	36
7.8	Severability	36
7.9	Further Assurances	37

ii

Annexes:

Annex A	Indenture
Annex B	Warrant Agreement
Annex C	Form of Legal Opinion of Special Counsel to the Company

Schedules:

1.1	Notices and Numbers of Securities
3.10	Disclosed Litigation
3.11	Environmental Matters
3.14	Anti-Money Laundering Law Events

iii

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement dated as of October 11, 2012 is entered into by and among Harvest Natural Resources, Inc., a Delaware corporation, and the Purchasers listed on the signature pages hereto.

Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in Section 6.1.

In consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company agrees, and each of the Purchasers severally (but not jointly) agrees, as follows:

SECTION 1. PURCHASE AND SALE OF SECURITIES.

1.1	Issue of Securities.

(a) On or before the Closing, the Company will have authorized the original issue and sale to the Purchasers, in the respective amounts set forth on Schedule 1.1 hereto, of (i) up to $80,000,000 aggregate principal amount of its 11.0% Senior Notes due 2014 (the “Notes”) and (ii) warrants (the “Warrants”) to purchase up to an aggregate of 688,913 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”). The Notes and the Warrants shall each individually be referred to herein as a “Security” and collectively referred to herein as the “Securities.”

(b) The Securities will be offered and sold to the Purchasers (the “Offering”) pursuant to (i) the exemption from registration afforded by Section 4(a)(2) of the Securities Act or Regulation S under the Securities Act and (ii) the Company’s offering memorandum dated October 9, 2012, as revised by the revised offering memorandum dated October 10, 2012 (the “Offering Memorandum”).

(c) The Notes will be issued pursuant to an indenture in the form attached hereto as Annex A (the “Indenture”), to be dated as of the Closing Date, between the Company and U.S. Bank National Association as trustee (the “Trustee”). Each Note shall be dated the date of its issuance.

(d) The Warrants will be issued pursuant to a warrant agreement substantially in the form attached as Annex B hereto (the “Warrant Agreement”). Each Warrant shall be dated the date of its issuance. The Warrants will be exercisable, in the manner provided in the Warrants, for a number of shares of Common Stock as provided in the Warrants (the “Warrant Shares”). Each Holder of Warrants or Warrant Shares will have certain registration rights with respect to Warrant Shares and other rights and obligations with respect to Warrants and Warrant Shares, as provided herein and in the Warrant Agreement.

(e) The terms and provisions contained in the Indenture, the Notes, the Warrant Agreement and the Warrants shall constitute, and are hereby expressly made, a part of this Agreement and, to the extent applicable, the parties hereto, by their execution and delivery of this Agreement, expressly agree to such terms and provisions and to be bound thereby.

(f) Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities shall bear the following legend:

THIS OFFER AND SALE OF THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS IN THE CASE OF RULE 144A SECURITIES: ONE YEAR (OR SUCH SHORTER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144 OR ITS SUCCESSOR RULE AS PERMITTING RESALES BY NON-AFFILIATES OF RESTRICTED SECURITIES WITHOUT RESTRICTION); OR IN THE CASE OF REGULATION S SECURITIES: [40 DAYS]1 [ONE YEAR]2 AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH HARVEST NATURAL RESOURCES, INC. (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) EXCEPT (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS PURCHASING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL “ACCREDITED INVESTOR,” FOR INVESTMENT PURPOSES AND NOT WITH A VIEW

[1]	To be included only with respect to debt securities.
[2]	To be included only with respect to equity securities.

TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE [TRUSTEE’S]3 [WARRANT AGENT’S]4 RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO THIS CLAUSE (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE [TRUSTEE]5 [WARRANT AGENT]6. [EACH HOLDER AGREES NOT TO ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARDS TO THE WARRANTS OR WARRANT SHARES UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.]7 THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Upon original issuance thereof and until such time as is no longer required under the applicable requirements of the Internal Revenue Code, the Notes shall bear the following legend:

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR PURPOSES OF SECTIONS 1271 ET. SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. FOR INFORMATION REGARDING THE ISSUE DATE, ISSUE PRICE, AMOUNT OF OID PER $1,000 OF PRINCIPAL AMOUNT AND YIELD TO MATURITY FOR PURPOSES OF THE OID RULES, PLEASE CONTACT THE CHIEF FINANCIAL OFFICER OF THE COMPANY AT 1177 ENCLAVE PARKWAY, SUITE 300, HOUSTON, TEXAS 77007, FAX: (281) 899-5702.

1.2	Purchase and Sale of Securities.

(a) The Company agrees to sell and, subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Company contained or incorporated herein, each of the Purchasers agrees, severally (but not jointly), to purchase the Securities set forth below such Purchaser’s name on Schedule 1.1 hereto at the purchase price indicated therein.

(b) The purchase and sale of the Securities shall take place at a closing (the “Closing”) at the offices of Fulbright & Jaworski L.L.P., Fulbright Tower, 1301

[3]	To be included only with respect to debt securities.
[4]	To be included only with respect to warrants.
[5]	To be included only with respect to debt securities.
[6]	To be included only with respect to warrants.
[7]	To be included only with respect to warrants.

McKinney, Suite 5100, Houston, Texas 77010, at 8:30 a.m., Central time, on October 11, 2012, or such other Business Day as may be agreed upon by the Purchasers and the Company (the “Closing Date”). Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Placement Agents, or by such other means, and for such other consideration, as the Company shall approve. Delivery of the Securities being purchased by each Purchaser shall be made through the facilities of DTC in accordance with DTC procedures for book-entry settlement, or if such Purchaser shall so instruct the Company in writing at least two Business Days prior to Closing, to such Purchaser (in such denomination or denominations and registered in such Purchaser’s name or the name of such nominee or nominees as such Purchaser may request), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The certificates for the Securities will be made available for inspection by the Placement Agent and its counsel not later than 1:00 P.M., Eastern time, on the Business Day prior to the Closing Date.

(c) Each Purchaser’s obligations hereunder are subject to the execution and delivery of this Agreement by the other Purchasers listed on the signature pages hereof. The obligations of each Purchaser shall be several and not joint, and no Purchaser shall be liable or responsible for the acts of any other Purchaser under this Agreement.

1.3	Tax Treatment.

The Company and the Purchasers agree that the Notes and the Warrants are being issued together as an “investment unit” within the meaning of Section 1273(c)(2) of the Internal Revenue Code. For the purpose of allocating the issue price of the “investment unit” to the Notes and the Warrants, the Company and the Purchasers agree that the aggregate fair market value of the Notes is $73,874,768.79 and the aggregate fair market value of the Warrants is $2,685,231.21, in each case, on the date hereof. The Company and the Purchasers agree that the foregoing allocation will be used to determine the issue price of the “investment unit” for purposes of Section 1273(c)(2) of the Internal Revenue Code and Treasury Regulations Section 1.1273-2(h)(2), and except as otherwise required by applicable Law, to use the foregoing allocation for all applicable Tax purposes with respect to this transaction. The Company and the Purchasers agree (i) that the Notes are debt for U.S. federal income tax purposes, (ii) that the Notes issued to each Purchaser constitute a single debt instrument for purposes of Sections 1271 through 1275 of the Internal Revenue Code and the Treasury Regulations thereunder (pursuant to Treasury Regulations Section 1.1275-2(c)), that such debt instrument is issued with original issue discount (“OID”), and that such debt instrument is described in Treasury Regulations Section 1.1272-1(c)(2) and therefore is governed by the rules set out in Treasury Regulations Section 1.1272-1(c), including Section 1.1272-1(c)(5), and is not governed by the rules set out in Treasury Regulations Section 1.1275-4, (iii) that any calculation by the Company regarding the amount of OID for any accrual period on the Notes shall be as set forth by the Company in a written statement that shall be prepared by the Company consistent herewith within forty-five days of the Closing and will be available to each Purchaser upon request and (iv) to adhere to this Agreement for U.S. federal income tax purposes and not to take any action or file any Tax Return, report or declaration inconsistent herewith (including, with respect to the amount of OID on the Notes, as determined in accordance with the preceding clause (iii)). This paragraph is not an admission by any Purchaser that it is subject to United States taxation.

1.4	Fees and Expenses.

(a) Regardless of whether the Securities are sold, the Company agrees to pay or reimburse all expenses and costs relating to the Offering, this Agreement and the other Documents, including without limitation, the following:

(i) the fees and other charges and expenses of Andrews Kurth LLP, as special counsel to Knight Capital Americas, LLC (“Knight”), in connection with the Offering and Documents;

(ii) the cost, if any, of printing, reproducing and delivering to each Purchaser’s home office or the office of such Purchaser’s designee, insured to such Purchaser’s satisfaction the Documents;

(iii) the fees and expenses (including the fees and expenses of counsel) in connection with any registration or qualification of the Securities required in connection with the offer and sale of the Securities pursuant to this Agreement under the securities or Blue Sky Laws of any jurisdiction requiring such registration or qualification or in connection with obtaining any exemptions from such requirements;

(iv) all fees and expenses (including fees and expenses of counsel) in connection with the approval of the Notes, the Warrants and the Warrant Shares by DTC for “book-entry” transfer;

(v) each Purchaser’s expenses (including the fees and expenses of counsel) relating to any amendment to, or modification of, or any waiver or consent or preservation of rights under, this Agreement or any of the other Documents;

(vi) all costs, expenses, fees and taxes incident to and in connection with the issuance and delivery of the Notes, including, without limitation, the fees and expenses of the Trustee and the fees and expenses of the Warrant Agent; and

(vii) all other expenses, including without limitation counsel’s fees, accountants’ fees incurred by the Company in connection with the transactions contemplated by this Agreement or any of the other Documents.

(b) The Company shall deliver to each of the Purchasers and each of the Placement Agents or to such other Persons as such Purchaser or Placement Agent shall direct, concurrently with the Closing, by intra-bank or Federal funds bank wire transfer of same day funds, payment for any documented out-of-pocket expenses for which such Purchaser is entitled to reimbursement pursuant to this Section 1.4.

1.5	Registration of Securities.

The Company shall cause to be kept (a) at the offices of the Registrar (as defined in the Indenture), a register for the registration and transfer of the Notes (the “Notes Register”), (b) by the Warrant Agent, a register for the registration and transfer of the Warrants (the “Warrant Register”) in accordance with the terms of the Warrant Agreement and (c) at the offices of the Transfer Agent, a register for the registration and transfer of the Warrant Shares (the “Common Stock Register”). The names and addresses of the Holders of Notes, each transfer of Notes, and the names and addresses of the transferees of the Notes, shall be registered in the Notes Register. The names and addresses of the Holders of Warrants, each transfer of Warrants, and the names and addresses of the transferees of Warrants, shall be registered in the Warrant Register. The names and addresses of the Holders of Warrant Shares, each transfer of Warrant Shares, and the names and addresses of the transferees of Warrant Shares, shall be registered in the Common Stock Register.

1.6	Delivery Expenses.

If a Holder surrenders any Security to the Company for any reason, the Company agrees to pay the cost of delivering from or to such Holder’s home office or from or to the office of such Holder’s designee from the Company, insured to such Holder’s satisfaction, the surrendered Security and each Security issued in substitution, replacement or exchange for the surrendered Security.

1.7	Issue Taxes.

The Company agrees to pay all documentary stamp taxes and other governmental charges (other than taxes in the nature of income, franchise, property, estate, inheritance, gift or similar taxes) and governmental fees in connection with the issuance or delivery by the Company to each Holder of the Securities and the execution and delivery of the other Documents and any modification of any of such Securities or other Documents, and will hold such Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes and fees. The obligations of the Company under this Section 1.7 are in addition to any other obligations of the Company contained elsewhere in this Agreement and shall survive the payment or prepayment of the Notes, at maturity, upon redemption or otherwise, the exercise of the Warrants and the termination of this Agreement or any of the other Documents.

1.8	Lost, Etc. Securities.

If a mutilated Security is surrendered to the Company or if the Holder of a Security claims and submits an affidavit or other evidence, satisfactory to the Company, to the effect that the Security has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Security if the customary requirements relating to replacement securities are reasonably satisfied. If required by the Company, such Holder must provide an indemnity bond, or other form of indemnity, sufficient in the judgment of the Company to protect the Company from any loss which it may suffer if a Security is replaced. If any Purchaser or any other institutional Holder (or nominee thereof) is the owner of any such lost, stolen or destroyed Security, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of the Security at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no further indemnity shall be required as a condition to the execution and delivery of a new Security other than the unsecured written agreement of such owner reasonably satisfactory to the Company, to indemnify the Company or at the option of the Purchaser, an indemnity bond in the amount of the Security remaining outstanding. Every replacement Security shall be a valid and binding obligation of the Company.

1.9	Further Actions.

During the period from the date hereof to the Closing Date, the Company shall (i) take all actions necessary or appropriate to cause its representations and warranties contained in Section 3.3 to be true and correct as of the Closing Date (unless stated to refer to another date), both before and after giving effect to the transactions contemplated by this Agreement or any of the other Documents, as if made on and as of such date, and (ii) take, or cause to be taken, all action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions contemplated by this Agreement or any of the other Documents, including, without limitation, obtaining all consents and approvals of all Persons and removing all injunctive or other impediments or delays, legal or otherwise, which are necessary to the consummation of the transactions contemplated by this Agreement or any of the other Documents.

1.10	Other Covenants.

The Company further covenants and agrees:

(a) to not, and will ensure that no affiliate (as defined in Rule 501(b) of the Securities Act) of the Company, nor any other Person acting on its behalf, will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Purchasers of the Securities;

(b) for so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any beneficial owner of Securities and to any prospective purchaser thereof from such beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act;

(c) to cause the Notes, the Warrants and the Warrant Shares to be eligible for clearance and settlement through DTC and to comply with the representation letter of the Company to DTC relating to the approval of such securities by DTC for “book entry” transfer; and

(d) to (i) advise the Purchasers promptly after obtaining knowledge (and, if requested by any of the Purchasers, confirm such advice in writing) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, (ii) use its commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

1.11	Election to Be Subject to Beneficial Ownership Limitation Provisions.

(a) Each Purchaser agrees that if it indicates below its signature to this Agreement that it has elected to be subject to the provisions set forth below in Section 1.11(b) (the “Beneficial Ownership Limitation Provisions”) it shall be subject to such limitations as they will appear on any certificate representing the Warrants until such time that the Purchaser has provided the Company with the notice described in the Beneficial Ownership Limitation Provisions or those provisions shall have otherwise terminated in accordance those provisions.

(b) The following Beneficial Ownership Limitation Provisions will apply only to a Purchaser who has made the election described in Section 1.11(a): The holder of this Warrant shall not be entitled to receive shares of Common stock upon exercise of this Warrant to the extent (but only to the extent) that such receipt would cause the holder to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of a number of shares of Common Stock that exceeds the Maximum Percentage of the shares of Common Stock outstanding at such time. This limitation on beneficial ownership shall be terminated (i) upon 61 days’ notice to the Company by the holder or (ii) immediately on the date that is 30 days prior to the expiration of the Exercise Period of the Warrants. Any purported delivery of shares of Common Stock upon exercise of this Warrant shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the holder becoming the beneficial owner of more than the Maximum Percentage of the shares of Common Stock outstanding at such time. If any delivery of shares of Common Stock owed to the holder upon exercise of this Warrant is not made, in whole or in part, as a result of this limitation, the Company’s obligation to make such delivery shall not be extinguished and the Company shall deliver such shares of Common Stock as promptly as practicable after the holder gives notice to the Company that such delivery would not result in such limitation being triggered or after these beneficial ownership limitation provisions shall have been terminated by the holder of the Warrants or upon 30 days prior to the expiration of the Exercise Period of the Warrants. For purposes of this Agreement, (i) the term “Maximum Percentage” shall mean initially 5%; provided, that if at any time on or after the date hereof the Holder Group beneficially owns in excess of 5% of the outstanding shares of Common Stock (excluding any shares issuable under this Warrant and any other convertible security including a similar limitation), then the Maximum Percentage shall automatically increase to 10% so long as the Holder Group owns in excess of 5% of the outstanding shares of Common Stock (excluding any shares issuable under this Warrant and any other convertible security including a similar limitation), and (ii) the term “Holder Group” shall mean the holder of this Warrant plus any other Person with which such holder is considered to be part of a group under Section 13 of the Exchange Act or with which such holder otherwise files reports under Section 13 or 16 of the Exchange Act.

SECTION	2. CLOSING CONDITIONS.

The obligations of each Purchaser to purchase and pay for the Securities to be delivered to such Purchaser at the Closing shall be subject to the satisfaction of each of the following conditions on or before the Closing Date:

2.1	Delivery of Documents.

The Company shall have delivered to each Purchaser, in form and substance satisfactory to such Purchaser, the following:

(a) The Notes being purchased by such Purchaser, duly executed by the Company, in the aggregate principal amount set forth below such Purchaser’s name on Schedule 1.1 hereto and the Warrants being purchased by such Purchaser, representing the number of Warrants set forth below such Purchaser’s name on Schedule 1.1 hereto.

(b) Duly executed original counterparts of this Agreement, the Indenture, the Notes, the Warrant Agreement and the Warrants.

(c) The following legal opinions:

(i) An legal opinion, dated the Closing Date and addressed to the Purchasers and the Placement Agents, from Fulbright & Jaworski L.L.P., counsel for the Company, as to the matters set forth on Annex C, and otherwise in form and substance satisfactory to the Purchasers and the Placement Agents.

(ii) Such other legal opinions covering matters incidental to the transactions contemplated by this Agreement or any of the other Documents as any Purchaser may reasonably request.

(d) Resolutions of the Board of Directors of the Company, certified by the Secretary or Assistant Secretary of the Company, to be duly adopted and in full force and effect on such date, authorizing (i) the execution, delivery and performance of this Agreement and the other Documents to which the Company is a party and the consummation of the transactions contemplated hereby and thereby and (ii) specific officers of the Company to execute and deliver this Agreement and any other Documents to which the Company is a party.

(e) Certificates of (i) the President or any Vice President (other than the Chief Financial Officer of the Company) of the Company and (ii) the Chief Financial Officer of the Company, dated the Closing Date, certifying that (i) all of the conditions set forth in Sections 2.3, 2.4, 2.5, 2.7, 2.8 and 2.9 are satisfied on and as of such date and specifying as to each such condition the satisfaction thereof, (ii) all of the representations and warranties of the Company contained or incorporated by reference herein or in any of the other Documents are true and correct on and as of such date as though made on and as of such date (unless stated to relate to another date) and on and as of the Closing Date as though made on and as of such date (and after giving effect to the transactions contemplated by this Agreement or any of the other Documents), and (iii) as to such other matters as such Purchaser may reasonably request.

(f) A certificate in form, scope and substance reasonably satisfactory to the Purchasers, from the Chief Financial Officer of the Company, dated the Closing Date, to the effect that at the Closing Date, (and after giving effect to the transactions contemplated hereby (including without limitation, the issuance of the Securities and the application of the proceeds therefrom)), the Company is Solvent.

(g) Governmental certificates, dated the most recent practicable date prior to the Closing Date, showing that the Company is organized, existing and in good standing in the jurisdiction of its incorporation and is qualified as a foreign corporation and in good standing in all other U.S. jurisdictions in which it has executive offices or transacts business, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

(h) Copies of each consent, license and approval required in connection with the execution, delivery and performance by the Company of this Agreement and the other Documents and the consummation of the transactions contemplated hereby and thereby.

(i) Copies of the Charter Documents of the Company, certified as of a recent date by the Secretary of State of the relevant state of incorporation and certified by the Secretary or Assistant Secretary of the Company, as true and correct as of the Closing Date.

(j) Certificates of the Secretary or an Assistant Secretary of the Company as to the incumbency and signatures of the officers or representatives of the Company executing this Agreement and the other Documents and any other certificate or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

(k) Such additional information and materials as any Purchaser may reasonably request, including, without limitation, copies of any debt agreements, security agreements and other contracts to which the Company is a party.

2.2	Legal Investment; Purchase Permitted by Applicable Laws.

Each Purchaser’s acquisition of the Securities (a) shall not be prohibited by any applicable Law or governmental regulation, release, interpretation or opinion (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System), (b) shall constitute a legal investment as of the Closing Date under the Laws and regulations and orders of each jurisdiction to which such Purchaser may be subject (without resort to any “basket” or “leeway” provision), and (c) shall not subject such Purchaser to any penalty or, in its reasonable judgment, other onerous condition in or pursuant to any such Law, regulation or order; and such Purchaser shall have received such certificates or other evidence as such Purchaser may reasonably request to establish compliance with this condition.

2.3	Payment of Fees.

The Company shall have caused to be delivered to each of the Placement Agents, at the Closing, by intra-bank or Federal funds bank wire transfer of same day funds, payment for such Placement Agent’s placement fee owed by the Company to such Placement Agent.

2.4	Compliance with Agreements.

The Company shall have performed and complied with all agreements, covenants and conditions contained in this Agreement or in any of the other Documents and in any other document contemplated hereby or thereby, which are required to be performed or complied with by the Company on or before the Closing Date.

2.5	Completion of Simultaneous or Prior Transactions.

Simultaneously with or prior to the sale to each Purchaser of the Securities to be purchased by such Purchaser:

(a) Each of the Documents shall have been executed and delivered by each of the parties thereto (other than such Purchaser) in form and substance satisfactory to the Purchasers, and such parties shall have consummated the transactions contemplated thereby in accordance with all applicable Laws (including without limitation, the Securities Act, all applicable state securities Laws and all related rules and regulations under such statutes and other Laws).

(b) All of the other Purchasers listed in the signature pages hereof shall have consummated their purchase of Securities pursuant to this Agreement.

2.6	Proceedings Satisfactory.

All proceedings taken in connection with the sale of the Securities, the transactions contemplated hereby, and all documents and papers relating thereto, shall be reasonably satisfactory to such Purchaser. Such Purchaser and its counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, or as a basis for the Closing opinions, all in form and substance satisfactory to such Purchaser.

2.7	Consents and Permits.

The Company shall have received all consents, permits, approvals and authorizations and sent or made all notices, filings, registrations and qualifications as may be required pursuant to any Law, statute, regulation or rule (Federal, state, local or foreign) or pursuant to any other agreement, order or decree to which it is a party or to which it is subject, in connection with the transactions to be consummated on or prior to the Closing Date as contemplated by this Agreement or any of the other Documents.

2.8	No Material Adverse Effect.

Subsequent to December 31, 2011: (a) the Company shall not have suffered any adverse change in its properties, business, operations, assets, condition (financial or otherwise) or prospects, that could reasonably be expected to result in a Material Adverse Effect; and (b)

except as described in the Exchange Act Documents or as contemplated hereby, (i) there shall not have been any material change in the capital stock or long-term debt, or material increase in short-term debt, of the Company and (ii) the Company shall not have incurred any liability or obligation, direct or contingent, that is material to the Company, is required to be reflected on a balance sheet prepared in accordance with GAAP, and has not been disclosed in the Exchange Act Documents.

2.9	No Material Judgment or Order.

There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any agency of the Federal, state or local government that, in the reasonable judgment of any Purchaser, either of the Placement Agents or their respective counsel, would prohibit the sale or issuance of the Securities hereunder or subject the Company to any material penalty if the Securities were to be issued and sold hereunder.

SECTION	3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Purchasers, on the date hereof and as of the Closing, as follows:

3.1	Authorization; Enforceability.

(a) The Company has taken all actions necessary to authorize it (i) to execute, deliver and perform all of its obligations under each of the Documents to which it is a party, and (ii) to consummate the transactions contemplated thereby. Upon and after execution and delivery thereof by the parties thereto, each of this Agreement, the Indenture, the Notes, the Warrant Agreement and the Warrants will be a legally valid and binding obligation of the Company, enforceable against it in accordance with its respective terms, except for (a) the effect thereon of bankruptcy, insolvency, reorganization, moratorium and other similar Laws relating to or affecting the rights of creditors generally and (b) limitations imposed by equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions thereof and upon the availability of injunctive relief or other equitable remedies.

(b) On the Closing Date, the Securities will be duly authorized and validly issued, will be fully paid and nonassessable and will not have been issued in violation of, nor will they be subject to, any preemptive or similar rights. All of the Warrant Shares have been duly authorized by the Company and reserved for issuance upon exercise of the Warrants, and upon issuance of such Warrant Shares in accordance with the terms of the Warrant Agreement and the Warrants, such Warrant Shares will be validly issued, fully paid and nonassessable.

3.2	Capitalization; Existing Registration Rights.

(a) The authorized capital stock of the Company consists of 80,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share, of which 5,000 shares have been designated as Series B Preferred Stock. Currently, (i) 38,757,020 shares of Common Stock are issued and outstanding, (ii) there were outstanding options for the purchase of 3,906,632 shares of Common Stock, (iii) no other shares of Capital Stock are issued and outstanding and (iv) 3,937,632 shares of Common Stock were reserved for issuance upon exercise of outstanding options issued or options that may be issued under the Company’s 2001 Long Term Stock Incentive Plan, the Harvest Natural Resources 2004 Long Term Incentive Plan, the Harvest Natural Resources 2006 Long Term Incentive Plan, as amended, and the Harvest Natural Resources 2010 Long Term Incentive Plan. All shares of Common Stock outstanding on the date hereof have been duly authorized and are validly issued, fully paid and non-assessable.

(b) Except as disclosed in the Exchange Act Documents, on the Closing Date, there are no outstanding (i) securities convertible into or exchangeable for any Equity Interests of the Company, (ii) options, warrants or other rights to purchase or subscribe to Equity Interests of the Company or securities convertible into or exchangeable for Equity Interests of the Company, (iii) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind relating to the issuance of any Equity Interests of the Company, any such convertible or exchangeable securities or any such options, warrants or rights or (iv) voting trusts, agreements, contracts, commitments, understandings or arrangements with respect to the voting of any of the Equity Interests of the Company.

(c) Except for this Agreement and the other Documents, there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company is a party, or by which it is bound, granting to any Person the right to require the Company to file a registration statement under the Securities Act with respect to any Equity Interests of the Company or requiring the Company to include any such Equity Interests with the underlying securities registered pursuant to any registration statement, including without limitation the registration statement required pursuant to Section 5.1(a).

3.3	No Violation or Conflict; No Default.

(a) Neither the execution, delivery or performance of this Agreement or any of the other Documents by the Company, nor the compliance with its obligations hereunder or thereunder, nor the consummation of the transactions contemplated hereby and thereby, nor the issuance, sale or delivery of the Securities will:

(i) violate any provision of the Charter Documents of the Company;

(ii) violate any statute, Law, rule or regulation or any judgment, decree, order, regulation or rule of any Governmental Authority to which the Company, any Subsidiary of the Company or any of their properties may be subject;

(iii) permit or cause the acceleration of the maturity of any debt or obligation of the Company or any Subsidiary of the Company; or

(iv) violate, or be in conflict with, or constitute a default under, or permit the termination of, or require the consent of any Person under, or result in the creation or imposition of any Lien (other than Permitted Liens (as defined in the Indenture)) upon any property of the Company or any of its Subsidiaries under, any mortgage, indenture, loan agreement, note, debenture, agreement for borrowed money or any other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries (or their properties) may be bound, other than such violations, conflicts, defaults, terminations and Liens, or such failures to obtain consents, which could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor any of its Subsidiaries is in default (without giving effect to any grace or cure period or notice requirement) under any agreement for borrowed money or under any agreement pursuant to which any of its securities were sold.

3.4	Use of Proceeds.

All of the net proceeds from the sale of the Securities hereunder will be used for general corporate purposes, including without limitation the Company’s Gabon drilling and development program.

3.5	No Material Adverse Change; Financial Statements.

(a) No Material Adverse Change. Since December 31, 2011, the Company and its Subsidiaries, have not suffered any change in their properties, business, operations, assets, condition (financial or otherwise) or prospects that could reasonably be expected to result in a Material Adverse Effect.

(b) Financial Statements. Except as disclosed in the Exchange Act Documents, (i) the financial statements included in the Exchange Act Documents present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified therein, (ii) said financial statements have been prepared in conformity with generally accepted accounting principles and practices (“GAAP”) applied on a consistent basis; (iii) the supporting schedules, if any, in the Exchange Act Documents present fairly the information required to be stated therein, (iv) the other financial and statistical information and any other financial data set forth in the Exchange Act Documents present fairly, in all material respects, the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and (v) to the extent such information is set forth in or has been derived from the financial statements and accounting books and records of the Company, have been prepared on a basis consistent with such financial statements and the books and records of the Company.

3.6	Exchange Act Documents; Full Disclosure.

The Company has timely filed with the SEC all documents and reports required under the Exchange Act and the rules and regulations of the SEC thereunder. The Exchange Act Documents were prepared in accordance with and, as of the date on which each such Exchange Act Document was filed with the SEC, complied in all material respects with the applicable requirements of the Exchange Act. Except to the extent information contained in any of the Exchange Act Documents has been revised, corrected or superseded by a later Exchange Act Document, none of the Exchange Act Documents contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Furthermore, the Documents, the Offering Memorandum, the Exchange Act Documents and any other document, certificate or written statement furnished by or on behalf of the Company to any Purchaser in connection with the negotiation and sale of the Securities pursuant to this Agreement, when considered together, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There is no material fact known to the Company that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed in the Exchange Act Documents.

3.7	Third Party Consents.

Neither the nature of the Company and its Subsidiaries nor of any of their businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offer, issuance, sale or delivery of the Securities at the Closing nor the performance by the Company of its other obligations hereunder or under the other Documents, or the consummation of the transactions contemplated hereby or by any of the other Documents, as the case may be, is such as to require a consent, approval or authorization of, or notice to, or filing, registration or qualification with, any Governmental Authority or other Person on the part of the Company as a condition to the execution and delivery of this Agreement or any of the other Documents or the offer, issuance, sale or delivery of the Securities at the Closing other than such consents, approvals, authorizations, notices, filings, registrations or qualifications which shall have been made or obtained on or prior to the Closing Date and such filings under Federal and state securities Laws which are permitted to be made after the Closing Date and which the Company hereby agrees to file within the time period prescribed by applicable Law.

3.8	Private Offering.

(a) Assuming the truth and correctness of the representations and warranties set forth in SECTION 4, the sale of the Securities hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act.

(b) In the case of each offer or sale of the Securities, no form of general solicitation or general advertising was used by the Company or its representatives or agents, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(c) The Purchasers are the sole purchasers of the Securities. No securities of the same class as any of the Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

3.9	Solvency.

Immediately prior to and after giving effect to the issuance of the Securities and the execution, delivery and performance of this Agreement, the other Documents and any instrument governing Indebtedness of the Company or any of its Subsidiaries incurred as of the Closing Date, the Company and each of its Subsidiaries are Solvent.

3.10	Litigation.

There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Company, threatened or contemplated, at Law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Document, or (b) except as specifically disclosed in Schedule 3.10, either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

3.11	Environmental Compliance.

(a) The Company and its respective Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws on their business, operations and properties and claims asserted against them alleging potential liability or responsibility for violation of any Environmental Law, and as a result thereof the Company has reasonably concluded that such Environmental Laws and such claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Except as otherwise set forth in Schedule 3.11, none of the properties currently or formerly owned or operated by the Company or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or, to the knowledge of the Company, is adjacent to any such property; there are no and never have been any underground or above-ground storage tanks other than in material compliance with applicable Environmental Laws or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by the Company or any of its Subsidiaries or, to the knowledge of the Company, on any property formerly owned or operated by the Company or any of its Subsidiaries; other than in material compliance with applicable Environmental Laws, there is no asbestos or asbestos-containing material on any property currently owned or operated by the Company or any of its Subsidiaries; and Hazardous Materials have not been Released, discharged or disposed of by the Company or any of its Subsidiaries or, to the knowledge of the Company, any other Person on any property currently or formerly owned or operated by the Company or any of its Subsidiaries.

(c) Except as otherwise set forth on Schedule 3.11, or as could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries is undertaking, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and to the knowledge of the Company, all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by the Company or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to the Company or any of its Subsidiaries.

3.12	ERISA Compliance.

(a) Each Plan is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state laws, except in instances in which any such non-compliance could not be reasonably expected to have a Material Adverse Effect. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Internal Revenue Code, or has an applicable remedial amendment period that will not have ended before the Closing Date. To the knowledge of the Company, nothing has occurred that would prevent or cause the loss of such tax-qualified status.

(b) There are no pending or, to the knowledge of the Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c) (i) No ERISA Event has occurred, and neither the Company nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the Company and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan which is not a Multiemployer Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Internal Revenue Code) is 60% or higher and the Company knows of no facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Company nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.

(d) Neither the Company or any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan.

3.13	Compliance with Laws.

The Company and its Subsidiaries are in compliance with the requirements of all applicable Laws and all orders, writs, injunctions and decrees applicable to them or to their properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

3.14	Foreign Assets Control Regulations.

(a) Neither the Company nor any Affiliated Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or (ii) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) the government of a country subject to comprehensive U.S. economic sanctions administered by OFAC (each OFAC Listed Person and each other entity described in clause (ii), a “Blocked Person”).

(b) No part of the proceeds from the sale of the Securities hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly by the Company or indirectly through any Affiliated Entity, in connection with any investment in, or any transactions or dealings with, any Blocked Person.

(c) Except as set forth in Schedule 3.14, to the Company’s knowledge, neither the Company nor any Affiliated Entity (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable Law (collectively, “Anti-Money Laundering Laws”), (ii) has been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable Law), to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.

(d) No part of the proceeds from the sale of the Securities hereunder will be used, directly or indirectly, for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable Law), to ensure that the Company and each of its Subsidiaries is and will continue to be in compliance with all applicable current and future anti-corruption Laws and regulations.

3.15	Survival of Representations and Warranties.

The Company’s representations and warranties hereunder and under the other Documents shall survive the execution and delivery of the same, any investigation by any Purchaser and the issuance of the Securities.

SECTION	4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF EACH PURCHASER.

Each Purchaser (as to itself only) and each Account Manager (as to the managed accounts of Purchasers) represents and warrants to the Company that:

4.1	Purchase for Own Account.

Such Purchaser or such Account Manager is purchasing the Securities to be purchased by it solely for its own account (or in the case of Account Managers, on behalf of managed accounts) and not as nominee or agent for any other Person (other than for such managed accounts, if applicable) and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities Laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of said Securities pursuant to a registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control.

4.2	Accredited Investor.

Such Purchaser or such Account Manager is knowledgeable, sophisticated and experienced in business and financial matters; it has previously invested in securities similar to the Securities and it acknowledges that the Securities have not been registered under the Securities Act and understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement; it (or, in the case of an Account Manager, the managed account on behalf of which the Account Manager is acting) is able to bear the economic risk of its investment in the Securities and is presently able to afford the complete loss of such investment; it (or, in the case of an Account Manager, the managed account on behalf of which the Account Manager is acting) is an “accredited investor” as defined in Regulation D promulgated under the Securities Act; and it has been afforded access to information about the Company and its financial condition and business sufficient to enable it to evaluate its investment in the Securities.

4.3	Authorization.

Each Purchaser has taken all actions necessary to authorize it (or, in the case of an Account Manager, such Account Manager is duly authorized by the managed account for which it is acting) (i) to execute, deliver and perform all of its obligations under this Agreement, (ii) to perform all of its obligations under the Securities and (iii) to consummate the transactions contemplated hereby and thereby.

4.4	Securities Restricted.

Each Purchaser acknowledges that the Securities have not been registered under the Securities Act and understands that the Securities must be held indefinitely, unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement.

Each Purchaser acknowledges that no transfer or sale (including, without limitation, by pledge or hypothecation) of Notes by any Purchaser which is otherwise permitted hereunder, other than a transfer or sale to the Company, shall be effective unless such transfer or sale is made in accordance with the resale restrictions set forth in the restrictive legend required pursuant to Section 1.1(f) to be set forth in the Notes. Each Purchaser shall, and each subsequent Holder is required to, notify any later purchaser of Securities from it of such resale restrictions.

4.5	ERISA.

Such Purchaser (and each subsequent Holder) represents that either:

(a) it is not acquiring the Securities for or on behalf of any employee pension benefit plan or employee welfare benefit plan (as defined in Section 3 of ERISA) or any “plan” (as defined in Section 4975 of the Internal Revenue Code) (each hereafter a Holder “Plan”); or

(b) the purchase and holding of the Securities would be exempt under the applicable provisions of one of the following Prohibited Transaction Class Exemptions (“PTCE”): PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14 or PTCE 96-23; or

(c) to the extent such purchase is made on behalf of a Holder Plan, such purchase and holding of the Securities will not otherwise give rise to a transaction described Section 406 of ERISA or Section 4975(c)(1) of the Internal Revenue Code for which a statutory or administrative exemption is unavailable.

4.6	Fairness.

Each Purchaser acknowledges that no federal or state agency or regulatory authority has made any finding or determination as to the fairness of the Offering of the Securities for public investment, or any recommendation or endorsement of the Securities.

4.7	Placement Agents and Counsel.

Each Purchaser acknowledges that (i) the Company has retained Knight and Wunderlich Securities, Inc. (“Wunderlich” and, together with Knight, the “Placement Agents”) to act as exclusive placement agents for the Company in conducting the Offering, (ii) the Company will pay a placement agent fee to each of the Placement Agents upon consummation of the purchase and sale of the Securities pursuant to this Agreement, and (iii) the Offering is not being underwritten by the Placement Agents, (iv) neither of the Placement Agents nor any of their respective representatives are making any representation to any Purchaser regarding the legality or merits of any investment in the Securities, (v) such Purchaser should not construe, any communication, whether verbal or written, with either Placement Agent or any of their respective representatives as legal, business, financial, accounting, tax or other advice, (vi) such Purchaser has consulted with its own advisors as to the legal, business, financial, accounting, tax and other aspects of an investment in the Securities and (vii) each of Fulbright & Jaworski L.L.P. and Andrews Kurth LLP has not represented such Purchaser or provided any legal, business, financial, accounting, tax or other advice to such Purchaser.

SECTION 5. REGISTRATION RIGHTS.

5.1	Registration.

(a) The Company shall use its commercially reasonable efforts to (i) cause to be prepared and filed with the SEC a shelf registration statement on Form S-3 (or, if the Company is not eligible to use such form, Form S-1) (the “Registration Statement”) within ninety (90) days of the Closing Date (the “Filing Date”) for purposes of registering for sale to the public the Registrable Securities, and (ii) cause such Registration Statement to be declared effective (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable Blue Sky or other state securities Laws and appropriate compliance with applicable securities laws, requirements or regulations) under the Securities Act by the SEC as soon as practicable thereafter and in any event no later than one hundred fifty (150) days after the Closing Date. The Company shall not be obligated to enter into any underwriting agreement for the sale of any of the Registrable Securities.

(b) Notwithstanding the foregoing, if after the filing of any Registration Statement but before the effectiveness thereof, the Board of Directors of the Company determines in its good faith reasonable judgment that the Company should not file or seek effectiveness of such Registration Statement otherwise required to be filed pursuant to such Section 5.1(a) because (i) the filing of the Registration Statement or continuation of the registration process would adversely affect a pending or proposed material financing or a material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto or (ii) the Registration Statement and any prospectus contains or would contain a material misstatement of fact or omission as a result of an event that has occurred or is continuing, the Company shall be entitled to postpone for the shortest reasonable period of time (but not exceeding one hundred eighty (180) days from the date of such determination of the Board of Directors of the Company), the filing or effectiveness of such Registration Statement and shall promptly give the Holders written notice of such determination, and, upon request of the Holders, a general statement of the reasons for such postponement and an approximation of the anticipated delay.

5.2 Expenses. All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.1 shall be borne by the Company. All Selling Expenses relating to the sale of Registrable Securities shall be borne by such Holders pro rata on the basis of the number of securities so registered.

5.3	Registration Procedures.

In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable written request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(a) subject to Section 5.5, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities Laws which the Company determines to obtain, continuously effective until the earlier of the following: (i) such time as all of the Registrable Securities are sold, or (ii) such time as all Warrant Shares and any other shares of Common Stock held by the Holders cease to be Registrable Securities. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the “Registration Period.”

(b) advise the Holders within five (5) Business Days:

(i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the occurrence of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

(c) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

(d) promptly furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits in the form filed with the SEC;

(e) during the Registration Period, promptly deliver to each Holder, upon request and without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof and thereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

(f) prior to any public offering of Registrable Securities pursuant to any Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for offer and sale under the securities or Blue Sky Laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified, to consent to general service of process in any such jurisdiction or to become subject to taxation in any jurisdiction in which it is not then already subject to taxation, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

(g) upon the occurrence of any event contemplated by Section 5.3(b)(v), the Company shall use its best efforts to promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(h) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC that could affect the sale of the Registrable Securities;

(i) use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which equity securities issued by the Company have been listed; and

(j) use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Holders to sell Registrable Securities under Rule 144.

5.4	Indemnification.

(a) To the extent permitted by Law, the Company shall indemnify each Holder and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.4(c)), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, any amendment or supplement thereof or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated by the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration and will reimburse each Holder and each Person controlling such Holder for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided, however, that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder; provided further, however, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities.

(b) Each Holder will severally (but not jointly), if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.4(c)), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, or any amendment or supplement thereof, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers and each Person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that the Final Prospectus was not made available to the Person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, a Holder’s aggregate liability pursuant to this Section 5.4(b) and Section 5.4(d) shall be limited to the net amount received by the Holder from the sale of the Registrable Securities.

(c) Each party entitled to indemnification under this Section 5.4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom, provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense provided that all legal and other expenses incurred by the Indemnified Party in connection therewith shall be at such Indemnified Party’s expense, and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for in this Section 5.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

5.5	Certain Obligations of Holders.

(a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 5.1 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(b) Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 5.1 during (i) any period not to exceed one ninety (90) day period within any one twelve (12) month period (the “Ninety Day Period”) the Company requires in connection with a primary underwritten offering of equity securities so long as the Holders are permitted to participate in such primary underwritten offering on a pro rata basis based on the number of shares of Common Stock they hold at such time relative to the Company’s total number of outstanding shares of Common Stock at such time (provided, however, that, to the extent the underwriters for such offering advise the Holders that marketing factors require a limitation of the number of shares of Common Stock that may be included in such underwritten offering, the right of the Holders to participate in such offering on a pro rata basis as described above shall be reduced or eliminated and such Holder shall nonetheless remain obligated to suspend its disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 5.1 for up to the entirety of the Ninety Day Period), and (ii) any period, not to exceed one ninety (90) day period per twelve (12) month period, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature or would have a Material Adverse Effect on the Company.

(c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing, including completing a Registration Statement questionnaire substantially in the form provided by the Company, or as shall be required in connection with any registration referred to in this Agreement.

(d) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement are not transferable on the books of the Company unless any stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

(e) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or Law.

(f) At the end of the Registration Period the Holders shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

5.6	Rule 144.

With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Notes, the Warrants or the Registrable Securities to the public without registration, so long as the Holders still own the Notes, the Warrants or any Registrable Securities, the Company shall use its commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

SECTION 6. DEFINITIONS.

6.1	Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Account Manager” means each Purchaser (including without limitation any investment manager or general partner), if any, duly authorized to act as attorney in-fact or to make investment decisions on behalf of any Person in purchasing, in the name of and using funds provided by such Person, Securities hereunder.

“Affiliate” means, with respect to any referenced Person, a Person (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such referenced Person, (b) which directly or indirectly through one or more intermediaries beneficially owns or holds 10% or more of the combined voting power of the total Voting Securities of such referenced Person or (c) of which 10% or more of the combined voting power of the total Voting Securities directly or indirectly through one or more intermediaries is beneficially owned or held by such referenced Person or a Subsidiary of such referenced Person. When used herein without reference to any Person, Affiliate means an Affiliate of the Company. For purposes of this definition, “control” when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of Voting Securities, by agreement or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Affiliated Entity” means any Subsidiary of the Company and any controlled Affiliate of the Company or any Subsidiary of the Company.

“Agreement” means this Securities Purchase Agreement dated as of October 11, 2012 by and among the Company and the Purchasers.

“Business Day” means any day which is not a Legal Holiday.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including without limitation all common stock and preferred stock.

“Charter Documents” of any Person, means its certificate of incorporation, articles of incorporation, bylaws, limited liability company certificate, limited partnership certificate, limited liability company agreement, operating agreement, limited partnership agreement, partnership agreement or other organic document of similar purpose.

“Closing” has the meaning given to such term in Section 1.2(b).

“Closing Date” has the meaning given to such term in Section 1.2(b).

“Common Stock” has the meaning given to such term in Section 1.1(a).

“Common Stock Register” has the meaning given to such term in Section 1.5.

“Company” means Harvest Natural Resources, Inc., a Delaware corporation.

“Default” has the meaning given to such term in the Indenture.

“Documents” means (a) this Agreement, the Indenture, the Notes, the Warrant Agreement and the Warrants, collectively, or each of such documents singularly, and (b) any documents or instruments contemplated by or executed in connection with any of them or any of the transactions contemplated hereby or thereby.

“DTC” means The Depository Trust Company.

“Environmental Laws” means all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the Release of any Hazardous Materials into the environment, including those related to air emissions and discharges to waste or public systems.

“Equity Interest” means (a) with respect to a corporation, any and all Capital Stock or warrants, options or other rights to acquire Capital Stock (but excluding any debt security which is convertible into, or exchangeable or exercisable for, Capital Stock) and (b) with respect to a partnership, limited liability company or similar Person, any and all units, interests, rights to purchase, warrants, options or other equivalents of, or other ownership interests in any such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute or Law thereto.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan (other than a Multiemployer Plan); (b) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or any Multiemployer Plan is a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Internal Revenue Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

“Event of Default” has the meaning given to such term in the Indenture.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, from time to time, and any successor statute or Law thereto.

“Exchange Act Documents” means the Annual Report on Form 10-K for the year ended December 31, 2011 filed by the Company with the SEC on March 15, 2012, and each other report or document filed by the Company with the SEC pursuant to the Exchange Act after such date and prior to the date hereof, including the exhibits thereto.

“Filing Date” has the meaning given to such term in Section 5.1(a).

“Final Prospectus” has the meaning given to such term in Section 5.4(a).

“GAAP” has the meaning given to such term in the Indenture.

“Governmental Authority” means the government of the United States or any other nation or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Holder” or “Holders” means each Purchaser (so long as it holds any Securities) and any other holder of any of the Securities. For purposes of SECTION 5 (but not for purposes of the definition of “Registrable Securities”), “Holder” shall be limited to holders of Registrable Securities.

“Holder Plan” has the meaning given to such term in Section 4.5(a).

“Indebtedness” has the meaning given to such term in the Indenture.

“Indemnified Party” has the meaning given to such term in Section 5.4(c).

“Indemnifying Party” has the meaning given to such term in Section 5.4(c).

“Indenture” has the meaning given to such term in Section 1.1(c).

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute or Law thereto.

“IRS” means the United States Internal Revenue Service.

“Knight” has the meaning given to such term in Section 1.4(a)(i).

“Laws” means all international, foreign, federal, state and local statutes, treaties rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“Legal Holiday” means a Saturday, Sunday or day on which banks and trust companies in the principal place of business of the Company or in the City of New York are not required to be open.

“Lien” means any mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in a charge against real or personal property, or security interest of any kind (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

“Material Adverse Effect” means (a) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, considered as a single enterprise or (b) a material adverse effect on the ability of the Company to perform its obligations under this Agreement or of any Purchaser or Holder to enforce or collect any of the obligations hereunder or under any of the other Documents. In determining whether any individual event could reasonably be expected to result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events could reasonably be expected to result in a Material Adverse Effect.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a plan which has two or more contributing sponsors (including the Company or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Ninety Day Period” has the meaning given to such term in Section 5.5(b).

“Notes” has the meaning given to such term in Section 1.1(a).

“Notes Register” has the meaning given to such term in Section 1.5.

“Offering” has the meaning given to such term in Section 1.1(b).

“Offering Memorandum” means the Company’s Offering Memorandum dated October 9, 2012, as revised by the revised offering memorandum dated October 10, 2012, relating to the Securities.

“OID” has the meaning given to such term in Section 1.3.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Funding Rules” means the rules of the Internal Revenue Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending before the effective date of the Pension Act, Section 412 of the Internal Revenue Code and Section 302 of ERISA, each as in effect before the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Internal Revenue Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” means any employee pension benefit plan within the meaning of Section 3(3) or ERISA (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Company and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code.

“Person” means an individual, partnership, corporation, limited liability company, trust or unincorporated organization or a government or agency or political subdivision thereof.

“Placement Agent” has the meaning given to such term in Section 4.7.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan) other than a Multiemployer Plan, maintained for employees of the Company or any ERISA Affiliate or any such Plan to which the Company or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“PTCE” has the meaning given to such term in Section 4.5(b).

“Purchasers” means the purchasers on the signature pages hereto.

“Registrable Securities” means the Warrant Shares; provided, however, that securities shall only be treated as Registrable Securities (a) if and only for so long as they (i) have not been disposed of pursuant to a registration statement declared effective by the SEC, (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale and are held by (A) a Purchaser under this Agreement, (B) a Holder or (C) an owner of Warrant Shares who is not a Purchaser or a Holder but who has delivered to the Company a written undertaking, in form reasonably satisfactory to the Company, to be subject to the obligations of a Holder under Article 5 of this Agreement and (b) until the third anniversary of the Closing Date. Notwithstanding the foregoing, Registrable Securities shall not be deemed Registrable Securities at any time during which such Registrable Securities may be sold under Rule 144 during any 90 day period without any limitations as to volume or holding period.

“Registration Expenses” means all expenses incurred by the Company in complying with SECTION 5 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, Blue Sky fees and expenses, all fees and expenses of legal counsel for any Holder, and the expense of any special audits incident to or required by any such registration (but excluding all Selling Expenses).

“Registration Period” has the meaning given to such term in Section 5.3(a).

“Registration Statement” has the meaning given to such term in Section 5.1(a).

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment of any Hazardous Materials (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Materials).

“Regulation M” has the meaning promulgated by the Commission pursuant to the Exchange Act, as such regulation may be amended from time to time.

“Reportable Event” means any of the events set forth in Section 4043(c) or ERISA, other than events for which the 30-day notice period has been waived.

“Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as amended from time to time, and any successor rule or regulation thereto.

“Rule 144A” means Rule 144A as promulgated by the SEC under the Securities Act, as amended from time to time, and any successor rule or regulation thereto.

“Rule 424(b)” means Rule 424(b) as promulgated by the SEC under the Securities Act, as amended from time to time, and any successor rule or regulation thereto.

“Rule 434” means Rule 434 as promulgated by the SEC under the Securities Act, as amended from time to time, and any successor rule or regulation thereto.

“SEC” means the United States Securities and Exchange Commission and any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute or Law thereto.

“Security” or “Securities” has the meaning given to such term in Section 1.1(a).

“Selling Expenses” means all selling commissions applicable to the sale of Registrable Securities.

“Solvent” means, with respect to any Person on a particular date, that on such date, (a) the fair saleable value of the assets of such Person exceeds its probable liability on its debts as they become absolute and mature, (b) all of such Person’s assets, at a fair valuation, exceed the sum of such Person’s debts, (c) such Person is able to pay its debts or liabilities as such debts and liabilities mature and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s assets would constitute an unreasonably small capital.

“Subsidiary” means, with respect to any Person, (a) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person or (b) a partnership in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but, in the case of a limited partner, only if such Person or its Subsidiary is entitled to receive more than 50% of the assets of such partnership upon its dissolution, or (c) any limited liability company or any other Person (other than a corporation or a partnership) in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Taxes” means all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

“Tax Return” means all Federal, state, local and foreign tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax Return relating to Taxes.

“Trustee” has the meaning given to such term in Section 1.1(c).

“Voting Securities” means any class of Equity Interests of a Person pursuant to which the holders thereof have, at the time of determination, the general voting power (“Voting Power”) under ordinary circumstances to vote for the election of directors, managers, trustees or general partners of such Person (regardless of whether at the time any other class or classes will have or might have voting power by reason of the happening of any contingency).

“Warrant Agent” has the meaning given to such term in the Warrant Agreement.

“Warrant Agreement” has the meaning given to such term in Section 1.1(d).

“Warrants” has the meaning given to such term in Section 1.1(a).

“Warrant Register” has the meaning given to such term in Section 1.5.

“Warrant Shares” has the meaning given to such term in Section 1.1(d).

“Wunderlich” has the meaning given to such term in Section 4.7.

6.2	Rules of Construction.

Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) “or” is not exclusive;

(c) words in the singular include the plural, and words in the plural include the singular;

(d) provisions apply to successive events and transactions;

(e) “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and.

(f) any reference to a “Section,” “Annex” or “Schedule” refers to a Section of, an Annex to, or a Schedule to this Agreement, respectively.

SECTION 7. MISCELLANEOUS.

7.1	Amendments and Waivers.

No amendment, supplement, modification or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be valid or effective, unless the same shall be in writing and signed by each of the parties hereto.

7.2	Notices.

All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first-class mail, telex, telecopier, or overnight air courier guaranteeing next day delivery:

(a) if to any Purchaser, at such Purchaser’s address or telecopy number set forth on Schedule 1.1 hereto; and

(b) if to the Company, 1177 Enclave Parkway, Suite 300, Houston, Texas 77077, Attention: General Counsel, Phone: (281)-899-5700, Fax: (281) 899-5702 with a copy to Fulbright & Jaworski L.L.P., 2200 Ross Avenue, Suite 2800, Dallas, Texas 75201, Attention: Harva Dockery, Phone: (214)-855-8369, Fax: (214) 855-8200.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days’ prior notice of such change in accordance herewith.

7.3	Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

7.4	Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

7.5	Headings.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7.6	Governing Law; Submission to Jurisdiction.

This Agreement and all issues hereunder shall be governed by and construed in accordance with the Laws of the State of New York. To the fullest extent it may effectively do so under applicable Law, the Company hereby irrevocably submits to the jurisdiction of any New York state court sitting in the Borough of Manhattan in the City of New York or any federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Agreement or any of the Documents, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. The Company irrevocably waives, to the fullest extent it may effectively do so under applicable Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any Purchaser or any Holder of a Security to serve process in any other manner permitted by Law or to commence legal proceedings or otherwise proceeding against the Company in any other jurisdiction.

7.7	Entire Agreement.

This Agreement, together with the other Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement, together with the other Documents, supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter hereof.

7.8	Severability.

In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that each Purchaser’s rights and privileges shall be enforceable to the fullest extent permitted by Law.

7.9	Further Assurances.

The Company shall, and shall cause each of its Subsidiaries to, at its cost and expense, upon request of any Purchaser or Holder, duly execute and deliver, or cause to be duly executed and delivered, to such Purchaser or Holder such further instruments and do or cause to be done such further acts as may be necessary or proper in the reasonable opinion of such Purchaser or Holder to carry out more effectually the provisions and purposes of this Agreement and the other Documents.

(Signature pages follow)

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties set forth below as of the date first written above.

HARVEST NATURAL RESOURCES, INC.

By:	/s/ Stephen C. Haynes
Name:	Stephen C. Haynes
Title:	Vice President and Chief Financial Officer

Signature Page to Securities Purchase Agreement

ADVANCED SERIES TRUST – AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

By:	/s/ Brendan Kalb
Name:	Brendan Kalb
Title:	General Counsel

Check yes X or no  ☐. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $675,000

Warrants Purchased: 5,813

Aggregate Purchase Price: $648,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

AMICI ASSOCIATES L.P.

By:	/s/ Paul Orlin
Name:	Paul Orlin
Title:	Managing Member of Porter Orlin LLC

Check yes ☐ or no X. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $534,000

Warrants Purchased: 4,595

Aggregate Purchase Price: $512,640

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

AMICI FUND INTERNATIONAL, LTD.

By:	/s/ Paul Orlin
Name:	Paul Orlin
Title:	Managing Member of Porter Orlin LLC

Check yes ☐ or no X. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $2,477,000

Warrants Purchased: 21,326

Aggregate Purchase Price: $2,377,920

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

AMICI QUALIFIED ASSOCIATES, L.P.

By:	/s/ Paul Orlin
Name:	Paul Orlin
Title:	Managing Member of Porter Orlin LLC

Check yes ☐ or no ☐. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $1,567,000

Warrants Purchased: 13,757

Aggregate Purchase Price: $1,533,120

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

AQR FUNDS – AQR DIVERSIFIED ARBITRAGE FUND

By:	/s/ Brendan Kalb
Name:	Brendan Kalb
Title:	Executive Vice President & Secretary

Check yes X or no ☐. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $5,975,000

Warrants Purchased: 51,454

Aggregate Purchase Price: $5,736,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

AQR OPPORTUNISTIC PREMIUM OFFSHORE FUND, L.P.

By:	/s/ Brendan Kalb
Name:	Brendan Kalb
Title:	General Counsel

Check yes X or no ☐. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $700,000

Warrants Purchased: 6,028

Aggregate Purchase Price: $672,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

CHULA ENTERPRISES LLC

By:	/s/ David K. Sherman
Name:	David K. Sherman
Title:	Authorized Agent as Investment Adviser

Check yes ☐ or no ☐. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $100,000

Warrants Purchased: 861

Aggregate Purchase Price: $96,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

CNH DIVERSIFIED OPPORTUNITIES MASTER ACCOUNT, L.P.

By:	/s/ Brendan Kalb
Name:	Brendan Kalb
Title:	General Counsel

Check yes X or no ☐. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $150,000

Warrants Purchased: 1,292

Aggregate Purchase Price: $144,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

COHANZICK ABSOLUTE RETURN MASTER FUND, LTD.

By:	/s/ David K. Sherman
Name:	David K. Sherman
Title:	Authorized Agent

Check yes ☐ or no ☐. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $575,000

Warrants Purchased: 4,951

Aggregate Purchase Price: $552,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

COHANZICK CREDIT OPPORTUNITIES MASTER FUND, LTD.

By:	/s/ David K. Sherman
Name:	David K. Sherman
Title:	Authorized Agent

Check yes ☐ or no ☐. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $175,000

Warrants Purchased: 1,507

Aggregate Purchase Price: $168,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

THE COLLECTORS’ FUND, L.P.

By:	/s/ Paul Orlin
Name:	Paul Orlin
Title:	Managing Member of Porter Orlin LLC

Check yes ☐ or no X. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $392,000

Warrants Purchased: 3,379

Aggregate Purchase Price: $376,320

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

DCF PARTNERS, LP

By:	/s/ David S. Floren
Name:	David S. Floren
Title:	General Partner

Check yes ☐ or no X. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $2,500,000

Warrants Purchased: 21,529

Aggregate Purchase Price: $2,400,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

DUBUQUE BANK & TRUST

By:	/s/ Michael G. Flood
Name:	Michael G. Flood
Title:	Equity Manager

Check yes ☐ or no X. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $1,250,000

Warrants Purchased: 10,764

Aggregate Purchase Price: $1,200,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

MSD CREDIT OPPORTUNITY FUND, L.P.

By:	/s/ Marcello Liguori
Name:	Marcello Liguori
Title:	Managing Director

Check yes X or no ☐. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $40,000,000

Warrants Purchased: 344,456

Aggregate Purchase Price: $38,400,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

MSD ENERGY PARTNERS, L.P.

By:	/s/ Marcello Liguori
Name:	Marcello Liguori
Title:	Managing Director

Check yes X or no ☐. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $10,500,000

Warrants Purchased: 90,420

Aggregate Purchase Price: $0

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

TRIMARC CAPITAL FUND, LP

By:	/s/ Michael Trica
Name:	Michael Trica
Title:	Portfolio Manager

Check yes ☐ or no X. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $2,000,000

Warrants Purchased: 17,223

Aggregate Purchase Price: $1,920,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

ULYSSES PARTNERS LP

By:	/s/ David K. Sherman
Name:	David K. Sherman
Title:	Authorized Agent as Investment Advisor

Check yes ☐ or no ☐. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $150,000

Warrants Purchased: 1,292

Aggregate Purchase Price: $144,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

VR GLOBAL PARTNERS, L.P.

By:	/s/ Jeffrey Johnson
Name:	Jeffrey Johnson
Title:	Director

Check yes ☐ or no X. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $7,000,000

Warrants Purchased: 60,280

Aggregate Purchase Price: $6,720,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

WOLVERINE FLAGSHIP FUND TRADING LIMITED

By:	/s/ Andrew R. Sujdak
Name:	Andrew R. Sujdak
Title:	Managing Director, Wolverine Asset Management (its General Partner)

Check yes ☐ or no ☐. The Purchaser whose signature appears above hereby elects to be subject to the Beneficial Ownership Limitation Provisions described in Section 1.11 of this Agreement and in any certificate representing the Warrants. If no box is checked, it will be assumed that the Purchaser does NOT so elect.

Notes Purchased: $3,000,000

Warrants Purchased: 25,834

Aggregate Purchase Price: $2,880,000

(wire this amount)

IAI Notes CUSIP: 41754V AE3

IAI Warrants CUSIP: 41754V 152

Signature Page to Securities Purchase Agreement

Annex A

Form of Indenture

[Separately provided.]

A

Annex B

Form of Warrant Agreement

[Separately provided.]

B

Annex C

Form of Legal Opinion of Special Counsel to the Company

Capitalized terms used in this Annex have the respective meanings (i) set forth below, or (ii) if not so set forth, given to such terms in the Purchase Agreement to which this Annex is attached (the “Purchase Agreement”).

“Applicable Agreements” means those agreements and other instruments included among the agreements and other instruments that have been filed or listed as exhibits to any of the Exchange Act Documents.

“Applicable Orders” means those orders or decrees of governmental authorities listed in Schedule [    ] to this opinion letter, which have been certified by officers of the Company as being every order or decree of any governmental authority by which the Company or any of its subsidiaries or any of their respective properties is bound, that is material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its subsidiaries, considered as a single enterprise. [However, officers of the Company have certified to us that there are no Applicable Orders.]

“Transaction Agreements” means the Purchase Agreement, the Indenture, the Notes, the Warrant Agreement and the Warrants.

References herein to “applicable laws” mean those laws, rules and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Agreements, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided however, that such references do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, securities (except as set forth in paragraphs 10 and 11 below), tax, insurance or antitrust, laws, rules or regulations.

1. The Company is validly existing as a corporation and in good standing under the laws of the State of Delaware.

2. The Company has the corporate power and corporate authority under the laws of the State of Delaware to (i) execute and deliver, and incur and perform all of its obligations under, each of the Transaction Agreements and (ii) carry on its business and own its properties as described in the Exchange Act Documents.

3. Each of the Transaction Agreements has been duly authorized, executed and delivered by the Company.

4. None of (i) the execution and delivery of, or the incurrence or performance by the Company of its obligations under, each of the Transaction Agreements, each in accordance with its terms and (ii) the offering, issuance, sale and delivery of the Securities pursuant to the Purchase Agreement, (A) constituted, constitutes or will constitute a violation of the Company’s Charter Documents, (B) constituted, constitutes or will constitute a breach or violation of, or a

Annex C - Page 1

default (or an event which, with notice or lapse of time or both, would constitute such a default), under any Applicable Agreement, (C) resulted, results or will result in the creation of any security interest in, or lien upon, any of the property or assets of the Company or any of its subsidiaries pursuant to any Applicable Agreement, (D) resulted, results or will result in any violation of (i) applicable laws of the State of New York, (ii) applicable laws of the State of Texas, (iii) applicable laws of the United States of America or (iii) the General Corporation Law of the State of Delaware or (E) resulted, results or will result in the contravention of any Applicable Order.

5. No Governmental Approval or Filing, which has not been obtained or made and is not in full force and effect, is required to authorize, or is required for the execution and delivery by the Company of, the Transaction Agreements or the incurrence or performance of its obligations thereunder, or the enforceability of any of such Transaction Agreements against the Company. As used in this paragraph, “Governmental Approval or Filing” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Texas, the State of Delaware or the United States of America, pursuant to (i) applicable laws of the State of New York, (ii) applicable laws of the State of Texas, (iii) the General Corporation Law of the State of Delaware or (iv) applicable laws of the United States of America.

6. Each of the Transaction Agreements constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, under applicable laws of the State of New York.

7. In a case properly argued and presented, a Texas state court having jurisdiction and applying Texas law (including, without limitation, the conflict of law principles set forth in Chapter 271 of the Texas Business and Commerce Code) or a United States federal court having jurisdiction and applying Texas law (including, without limitation, the conflict of law principles set forth in Chapter 271 of the Texas Business and Commerce Code) would enforce the provisions contained in the Transaction Agreements that purport to require that the rights and obligations of the parties thereto are to be governed by and construed in accordance with the laws of the State of New York.

8. In a case properly argued and presented, a New York state court having jurisdiction and applying New York law (including, without limitation, New York General Obligations Law Section 5-1401) or a United States federal court having jurisdiction and applying New York law (including, without limitation, New York General Obligations Law Section 5-1401) would enforce the provisions contained in the Transaction Agreements that purport to require that the rights and obligations of the parties thereto are to be governed by and construed in accordance with the laws of the State of New York.

9. The holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights under the Company’s Charter Documents or any Applicable Agreement, to subscribe for the Securities or the shares of the Company’s Common Stock issuable upon the exercise of any of the Warrants. The shares of Common Stock issuable upon exercise of the Warrants at the initial exercise price provided in the Warrant Agreement and the

Annex C - Page 2

Warrants have been duly authorized by the Company and reserved for issuance upon such exercise, and upon issuance of such shares of Common Stock pursuant to the exercise of the Warrants in accordance with the terms of the Warrant Agreement and the Warrants at exercise prices at or in excess of the par value of such shares of Common Stock, such shares of Common Stock will be validly issued, fully paid and nonassessable.

10. The issuance, sale and delivery by the Company of the Securities to the Purchasers in the manner contemplated by the Purchase Agreement, do not require registration under the Securities Act of 1933, as amended, and such issuance, sale and delivery of the Notes do not require the Purchase Agreement or the Indenture to be qualified under the Trust Indenture Act of 1939, as amended.

11. Each of the Company and its Subsidiaries is not, and immediately after giving effect to the issuance and sale of the Securities occurring today and the application of proceeds therefrom as described in the Purchase Agreement, will not be, an “investment company” within the meaning of said term as used in the Investment Company Act of 1940, as amended.

Annex C - Page 3

Schedule 1.1

Notices and Numbers of Securities

Wolverine Flagship Fund Trading Limited
Notes:	$3,000,000
Warrants:	25834
Address	C/O Wolverine Asset Management Dominic Data 175 W. Jackson Blvd, Suite 200 Chicago, IL 60604
Phone	(312) 884-4000
Fax	(312) 884-4001

Amici Associates L.P.
Notes:	$534,000
Warrants:	4595
Address	Paul E. Orlin 666 Fifth Avenue, Suite 3403 New York, NY 10103
Phone	(212) 484-5000
Fax

Amici Qualified Associates, L.P.
Notes:	$1,597,000
Warrants:	13757
Address	Paul E. Orlin 666 Fifth Avenue, Suite 3403 New York, NY 10103
Phone	(212) 484-5000
Fax

Amici Fund International, Ltd.
Notes:	$2,477,000
Warrants:	21326
Address	Paul E. Orlin 666 Fifth Avenue, Suite 3403 New York, NY 10103
Phone	(212) 484-5000
Fax

Schedule 1.1 - Page 1

The Collectors’ Fund L.P.
Notes:	$392,000
Warrants:	3379
Address	Paul E. Orlin 666 Fifth Avenue, Suite 3403 New York, NY 10103
Phone	(212) 484-5000
Fax

Trimarc Capital Fund, LP
Notes:	$2,000,000
Warrants:	17223
Address	C/O Oakum Bay Capital, LLC Michael Trica 400 Madison Avenue, Suite 9D New York, NY 10017
Phone	(646) 568-7110
Fax	(646) 568-7121

Dubuque Bank & Trust
Notes:	$1,250,000
Warrants:	10764
Address	1398 Central Ave, PO Box 747 C/O Michael Flood Dubuque, IA 52001
Phone	563-589-2031
Fax

Cohanzick Credit Opportunities Master Fund, Ltd.
Notes:	$175,000
Warrants:	1507
Address	Jonathan Barkoe C/O Cohanzick Offshore Advisors, L.P. 427 Bedford Road Suite 320 Pleasantville, NY 10570
Phone	(914) 741-9600
Fax	(914) 206-4163

Schedule 1.1 - Page 2

Cohanzick Absolute Return Master Fund, Ltd.
Notes:	$575,000
Warrants:	4951
Address	Jonathan Barkoe C/O Cohanzick Offshore Advisors, L.P. 427 Bedford Road Suite 320 Pleasantville, NY 10570
Phone	(914) 741-9600
Fax	(914) 206-4163

Ulysses Partners LP
Notes:	$150,000
Warrants:	1292
Address	Eric Squire One Rockefeller Plaza, 20th Floor New York, NY 10020
Phone	(212) 455-6238
Fax	(212) 455-6286

Chula Enterprises LLC
Notes:	$100,000
Warrants:	861
Address	Warren Berman 500 North Third Street, Suite 205 Fairfield, IA 52556
Phone	(641) 472-4887
Fax	(641) 472-6929

DCF Partners, LP
Notes:	$2,500,000
Warrants:	21529
Address	DCF Capital 73 Arch Street Greenwich, CT 06830
Phone	(203) 622-5850
Fax	(203) 422-6983

Schedule 1.1 - Page 3

VR Global Partners, L.P.
Notes:	$7,000,000
Warrants:	60280
Address	Intertrust Corporate Services (Cayman) Limited 87 Mary Street George Town Grand Cayman KY1-9005 Cayman Islands
Phone	+971 4 372 3400
Fax	+971 4 372 3499

AQR Opportunistic Premium Offshore Fund, L.P.
Notes:	$700,000
Warrants:	6028
Address	C/O CNH Partners, LLC Brendan Kalb Two Greenwich Plaza, 3st Floor Greenwich, CT 06830
Phone	(203) 742-3618
Fax	(203) 742-3118

Advanced Series Trust - AST Academic Strategies Asset Allocation Portfolio
Notes:	$675,000
Warrants:	5813
Address	C/O CNH Partners, LLCBrendan KalbTwo Greenwich Plaza, 3st Floor Greenwich, CT 06830
Phone	(203) 742-3618
Fax	(203) 742-3118

CNH Diversified Opportunities Master Account, L.P.
Notes:	$150,000
Warrants:	1292
Address	C/O CNH Partners, LLC Brendan Kalb Two Greenwich Plaza, 1st Floor Greenwich, CT 06830
Phone	(203) 742-3618
Fax	(203) 742-3118

Schedule 1.1 - Page 4

AQR Funds - AQR Diversified Arbitrage Fund
Notes:	$5,975,000
Warrants:	51454
Address	C/O AQR Funds Brendan Kalb Two Greenwich Plaza, 3st Floor Greenwich, CT 06830
Phone	(203) 742-3618
Fax	(203) 742-3118

MSD Energy Partners, L.P.
Notes:	$10,500,000
Warrants:	90420
Address	Douglas Marks 645 Fifth Avenue, 21st Floor New York, NY 10022
Phone	(212) 303-1694
Fax	(212) 303-1622

MSD Credit Opportunity Fund, L.P.
Notes:	$40,000,000
Warrants:	344456
Address	Jeff Kravetz 645 Fifth Avenue, 21st Floor New York, NY 10022
Phone	(212) 303-1655
Fax	(212) 303-1622

Schedule 1.1 - Page 5

Schedule 3.10

Disclosed Litigation

In May 2012, Newfield Production Company (“Newfield”) filed notice pursuant to the Purchase and Sale Agreement between Harvest (US) Holdings, Inc. (“Harvest US”) and Newfield dated March 21, 2011 (the “PSA”) of a potential environmental claim involving certain wells drilled on the Antelope Project. The claim asserts that locations constructed by Harvest were built on, within, or otherwise impact or potentially impact wetlands and other water bodies. The notice asserts that to the extent of potential penalties or other obligations that might result from potential violations that Harvest US indemnifies Newfield pursuant to the PSA. In June 2012, we provided Newfield with notice pursuant to the PSA (1) denying that Newfield has any right to indemnification from us, (2) alleging that any potential environmental claim related to Newfield’s notice would be an assumed liability under the PSA and (3) asserting that Newfield indemnify us pursuant to the PSA. We dispute Newfield’s claims and plan to vigorously defend against them. We are unable to estimate the amount or range of any possible loss.

Schedule 3.10

Schedule 3.11

Environmental Matters

Please see Schedule 3.10.

Schedule 3.11

Schedule 3.14

Anti-Money Laundering Law Events

On May 31, 2011, the United Kingdom branch of our subsidiary, Harvest Natural Resources, Inc. (UK), initiated a wire transfer of approximately $1.1 million ($0.7 million net to our 66.667 percent interest) intending to pay Libya Oil Gabon S.A. (“LOGSA”) for fuel that LOGSA supplied to our subsidiary in the Netherlands, Harvest Dussafu, B.V., for the company’s drilling operations in Gabon. On June 1, 2011, our bank notified us that it had been required to block the payment in accordance with the U.S. sanctions against Libya as set forth in Executive Order 13566 of February 25, 2011, and administered by OFAC, because the payee, LOGSA, may be a blocked party under the sanctions. The bank further advised us that it could not release the funds to the payee or return the funds to us unless we obtain authorization from OFAC. On October 26, 2011, we filed an application with OFAC for return of the blocked funds to us. Unless that application is approved, the funds will remain in the blocked account, and we can give no assurance when, or if, OFAC will permit the funds to be released. Our October 26, 2011 application for the return of the blocked funds remains pending with OFAC.

Schedule 3.14